Class A – LSEAX

Class I – LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated May 28, 2015
to the Prospectus dated February 1, 2015

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Effective May 7, 2015, Infinitas Capital, LLC has been added as a sub-adviser to the Persimmon Long/Short Fund (the “Fund”). The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following information is added to the section titled “Management of the Fund” on page 6 of the Prospectus:

Management of the Fund:

Sub-Adviser(s)	Portfolio Manager	Title and Length of Service
Infinitas Capital, LLC	Ken Cavazzi	Portfolio Manager of the Fund since February 2015

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The following information is added to the section titled “Investment Sub-Advisers” on page 13 of the Prospectus:

Infinitas Capital, LLC (“IC”), is an SEC registered investment advisory firm located at 99 Hudson Street, 5th Floor, New York, NY 110013. IC uses a fundamentally driven long/short equity strategy where, typically, 65% of the assets managed by IC will be in the top ten long investments as determined by IC. IC was founded in October 2010 and currently has approximately $51 million in assets under management as a firm, $7 million of which is in this strategy (as of May 26, 2015).

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The following information is added to the section titled “Portfolio Managers” on page 16 of the Prospectus:

Sub-Adviser(s)	Portfolio Manager	Experience over the last 5 years
Infinitas Capital, LLC	Ken Cavazzi	Portfolio Manager of the Fund since May 2015; portfolio manager for IC since October 2010.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated February 1, 2015, as supplemented. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-985-9750.

Please retain this Supplement for future reference.